                            CERTIFICATION PURSUANT TO
                  SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

         I, John C. Brewer, Vice President and Principal Financial and
Accounting Officer of Garb Oil and Power Corporation, and subsidiaries (the
"registrant"), certify that:

         1. I have reviewed this quarterly report on Form 10-QSB of Garb Oil and
Power Corporation, and subsidiaries;

         2. Based on my knowledge, this quarterly report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this quarterly report;

         3. Based on my knowledge, the financial statements, and other financial information included in this quarterly report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this quarterly report;

         4. The registrant's other certifying officers and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in
Exchange Act Rules 13a-15e and 15d-15e for the registrant and we have:

         a)       designed such disclosure controls and procedures to ensure that material information relating to the registrant,
                  including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the
                  period in which this quarterly report is being prepared;

         b)       evaluated the effectiveness of the registrant's disclosure controls and procedures and presented in this report our
                  conclusions about the effectiveness of the disclosure controls and procedures as of the end of the period covered by this report; and based on such evaluation,

         c)       disclosed in this report any change in the registrant's
                  internal control over financial reporting that occurred during the registrant's most recent fiscal quarter (the registrant's fourth fiscal quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial
                  reporting; and

         5. The registrant's other certifying officers and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the registrant's auditors and the audit committee of registrant's board of directors (or persons performing the equivalent function):

         a)       all significant deficiencies and material weaknesses in the design or operation of internal controls over financial
                  reporting which are reasonably likely to adversely affect the registrant's ability to record, process, summarize and report financial information; and

         b)       any fraud, whether or not material, that involves management or other employees who have a significant role in the
                  registrant's internal controls over financial reporting.

Date: 05/18/06

By: /s/ John C Brewer
John C Brewer, Vice President and
Principal Financial and Accounting Officer